UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: April 23

VERSA CARD, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)
000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

Richard Specht, Interim Chief Executive Officer / Chief Financial Officer

1615 Walnut Street, 3rd Floor, Philadelphia, PA 19103
(Address of principal executive offices)

(604) 209-1886.
(Registrant’s telephone number, including area code)

Formerly Intrepid Global Imaging 3D, Inc.
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

A majority of the shareholders of the company acting by written consent has pursuant to the bylaws elected Richard Specht as the sole director.

Acting by less than unanimous written consent have reduced the size of the board of directors to one member and elected Richard Specht as director, the company will file the appropriate 14 C, the company Intends to file an info statement with respect to this action.

Richard Specht as sole director has terminated William R Dunavant as CEO for cause.

Richard Specht appointed himself as interim CEO, pending completion of the acquisition of First Versatile Smart Card Solutions Corporation (FVS) , a Philippines Corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

VERSA CARD, INC

formerly Intrepid Global Imaging 3D, Inc.
Signature	Date

By: /s/ Richard Specht	April 23, 2008
Name: Richard Specht
Title: Interim CEO